SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2006

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01           Entry Into a Material Definitive Agreement.

On March 14, 2006, The Empire District Electric Company (the “Company”) announced that it has entered into the First Amended and Restated Unsecured Credit Agreement (“Amended and Restated Credit Agreement”) which amends and restates its $150 million unsecured revolving credit facility dated July 15, 2005. The principal amount of the credit facility was increased to $226 million, with the additional $76 million allocated to support a letter of credit issued in connection with the Company’s participation in the Plum Point Power Plant project described below. This extra $76 million of availability will reduce over the next four years in line with the amount of construction expenditures the Company owes for Plum Point.

The Amended and Restated Credit Agreement is filed as Exhibit 4.1 hereto and is incorporated by reference. The Amended and Restated Credit Agreement has been included to provide information regarding its terms.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.          Other Events.

On March 14, 2006, the Company issued a press release, which is attached as Exhibit 99.1 to this current report, and incorporated herein by reference, announcing that it has signed a contract to be a part owner of the 665-megawatt, coal-fired Plum Point Power Plant to be located near Osceola, Arkansas. The plant is scheduled to be completed in 2010. Empire will initially own 50 megawatts at a cost of approximately $87 million excluding AFUDC. Empire also entered into a power purchase agreement for an additional 50 megawatts of capacity from Plum Point, with an option to convert the 50 megawatts covered by the power purchase agreement into an ownership interest in 2015.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

4.1           First Amended and Restated Unsecured Credit Agreement dated as of March 14, 2006.

99.1         Press Release dated March 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/	Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President – Finance and Chief Financial Officer

Dated: March 16, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit
4.1	First Amended and Restated Unsecured Credit Agreement dated as of March 14, 2006.

99.1	Press release dated March 14, 2006.